Exhibit 31.4

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO EXCHANGE ACT RULE 13a-14(a)/15d-14(a)
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Gengos, certify that:

1.
I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Athira Pharma, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 9, 2024

/s/ Andrew Gengos
Andrew Gengos
Chief Financial Officer and Chief Business Officer
(Principal Financial and Accounting Officer)